UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021

STERIS plc

(Exact Name of Registrant as Specified in Charter)

Ireland	001-38848	98-1455064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Sir John Rogerson’s Quay
Dublin 2, Ireland , D02 R296
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +353 1232 2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	STE	New York Stock Exchange
2.700% Senior Notes due 2031	STE/31	New York Stock Exchange
3.750% Senior Notes due 2051	STE/51	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s 2021 Annual General Meeting of Shareholders (“Meeting”) held on July 29, 2021, shareholders voted on the matters specified below, with the final voting results as specified. According to the certified list of shareholders, there were 85,376,813 Ordinary Shares of the Company outstanding and entitled to vote at the Meeting. There were present at the Meeting, in person or by proxy, the holders of 75,668,916 Ordinary Shares or 88.63% of the outstanding Ordinary Shares of the Company, constituting a quorum.

1.	The nominees named below were re-elected to the Board of Directors, each for a one-year term, and the results of the vote were as follows:

Nominee	Votes for	Votes against	Abstentions	Broker non-votes
Richard C. Breeden	68,247,262	4,693,830	59,364	2,668,460
Daniel A. Carestio	72,367,309	596,036	37,111	2,668,460
Cynthia L. Feldmann	69,825,761	3,111,263	63,432	2,668,460
Christopher S. Holland	72,708,755	248,471	43,230	2,668,460
Dr. Jacqueline B. Kosecoff	58,179,041	14,774,137	47,278	2,668,460
Paul E. Martin	72,669,737	291,008	39,711	2,668,460
Dr. Nirav R. Shah	72,788,496	142,591	69,369	2,668,460
Dr. Mohsen M. Sohi	69,928,249	3,033,341	38,866	2,668,460
Dr. Richard M. Steeves	72,301,903	667,128	31,425	2,668,460

2.	The results of a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2022 were as follows:

Votes for	67,990,053
Votes against	3,945,656
Abstentions	3,733,207

3.

The results of a proposal to appoint Ernst & Young Chartered Accountants as the Company’s statutory auditor under Irish law to hold office until the conclusion of the Company’s next Annual General Meeting were as follows:

Votes for	67,991,442
Votes against	3,942,524
Abstentions	3,734,950

4.

The results of a proposal to authorize the Directors of the Company or the Audit Committee to determine the remuneration of Ernst & Young Chartered Accountants as the Company’s statutory auditor under Irish law were as follows:

Votes for	73,854,625
Votes against	1,752,422
Abstentions	61,869

5.

The results of a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Company’s proxy statement dated June 14, 2021, were as follows:

Votes for	70,427,202
Votes against	2,486,333
Abstentions	86,921
Broker non-votes	2,668,460

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By	/s/ J. Adam Zangerle
Name:	J. Adam Zangerle
Title:	Senior Vice President, General Counsel & Company Secretary

Dated: August 2, 2021